UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

AB GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2021

Date of reporting period: May 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.21

SEMI-ANNUAL REPORT

AB GLOBAL REAL ESTATE INVESTMENT FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Real Estate Investment Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 1

SEMI-ANNUAL REPORT

July 7, 2021

This report provides management’s discussion of fund performance for the AB Global Real Estate Investment Fund for the semi-annual reporting period ended May 31, 2021.

The Fund’s investment objective is total return from long-term growth of capital and income.

NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB GLOBAL REAL ESTATE INVESTMENT FUND

Class A Shares	18.98%	36.53%

Class C Shares	18.55%	35.49%

Advisor Class Shares[1]	19.15%	36.89%

Class R Shares[1]	18.81%	36.06%

Class K Shares[1]	18.99%	36.45%

Class I Shares[1]	19.19%	37.04%

Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	18.62%	35.92%

FTSE EPRA/NAREIT Developed RE Index (gross)	19.26%	37.24%

MSCI World Index (net)	16.11%	40.63%

S&P 500 Index	16.95%	40.32%

Performance returns for the FTSE EPRA/NAREIT Developed RE Index are shown both net and gross of withholding taxes on dividends. More specifically, net performance returns are calculated applying dividend-withholding tax rates applicable to non-resident persons who do not benefit from double taxation treaties; gross performance returns do not take into account such dividend-withholding taxes.

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index, for the six- and 12-month periods ended May 31, 2021. The table also includes a comparison to the global equity market, as represented by the Morgan Stanley Capital International (“MSCI”) World Index (net), and a comparison

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to the overall US stock market, as represented by the Standard & Poor’s (“S&P”) 500 Index.

For the six-month period, all share classes of the Fund, except Class C, outperformed the primary benchmark, before sales charges. Stock selection within sector contributed to returns, relative to the benchmark. The largest contributions were from the retail and residential sectors, which were partially offset by negative stock selection within health care. Sector selection detracted due to an underweight to the storage sector and an overweight to lodging, while an underweight to the industrial/office sector contributed.

For the 12-month period, all share classes of the Fund, except Class C, outperformed the primary benchmark, before sales charges. Sector selection contributed to returns, benefiting from an overweight to health care and an underweight to data centers, while an underweight to the retail sector detracted. Stock selection contributed, with the largest contributions from the residential and retail sectors, which were partially offset by negative stock selection within lodging.

The Fund utilized derivatives in the form of foreign currency forwards for hedging and investment purposes, which had no material impact on absolute returns for the six-month period and detracted for the 12-month period. The Fund’s performance was not impacted by leverage during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Real estate markets rose during the six- and 12-month periods ended May 31, 2021, reflecting expectations that the ongoing COVID-19 vaccine rollout would continue to support a recovery in economic growth. The FTSE EPRA/NAREIT Developed RE Index (net) finished the 12-month period up 35.92%. Global equities, as measured by the MSCI World Index (net), rose 40.63% during the same period.

Most segments of the global property market were characterized by balanced fundamentals prior to the COVID-19 outbreak. As the pandemic evolved, consumer and business preferences and behaviors changed, sometimes accelerating trends that were already underway, but also giving rise to new and potentially lasting trends. The pandemic’s impact has held back demand in the retail, lodging and office sectors. On the other hand, demand was holding up well, and sometimes improving, in sectors away from the epicenter of the crisis, such as industrial, self-storage and data centers.

The Fund’s Senior Investment Management Team is finding attractive opportunities across a wide group of countries and sectors, focusing on attractively priced companies with solid fundamentals, together with the balance sheet strength to withstand periods of renewed volatility.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 3

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. Equity securities include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”).

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may invest from time to time in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE® EPRA/NAREIT Developed RE Index is a market value-weighted index based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models,

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DISCLOSURES AND RISKS (continued)

but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	36.53%	30.74%

5 Years	7.03%	6.11%

10 Years	6.65%	6.19%

CLASS C SHARES

1 Year	35.49%	34.49%

5 Years	6.24%	6.24%

10 Years[1]	5.86%	5.86%

ADVISOR CLASS SHARES[2]

1 Year	36.89%	36.89%

5 Years	7.31%	7.31%

10 Years	6.94%	6.94%

CLASS R SHARES[2]

1 Year	36.06%	36.06%

5 Years	6.71%	6.71%

10 Years	6.33%	6.33%

CLASS K SHARES[2]

1 Year	36.45%	36.45%

5 Years	7.03%	7.03%

10 Years	6.65%	6.65%

CLASS I SHARES[2]

1 Year	37.04%	37.04%

5 Years	7.41%	7.41%

10 Years	7.02%	7.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.44%, 2.20%, 1.19%, 1.74%, 1.43% and 1.04% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	27.68%

5 Years	5.56%

10 Years	6.53%

CLASS C SHARES

1 Year	31.25%

5 Years	5.66%

10 Years[1]	6.20%

ADVISOR CLASS SHARES[2]

1 Year	33.64%

5 Years	6.73%

10 Years	7.28%

CLASS R SHARES[2]

1 Year	32.93%

5 Years	6.13%

10 Years	6.68%

CLASS K SHARES[2]

1 Year	33.27%

5 Years	6.45%

10 Years	7.00%

CLASS I SHARES[2]

1 Year	33.86%

5 Years	6.85%

10 Years	7.37%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/2020	Ending Account Value 5/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,189.80	$7.70	1.41%
Hypothetical**	$1,000	$1,017.90	$7.09	1.41%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 12/1/2020	Ending Account Value 5/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,185.50	$11.82	2.17%
Hypothetical**	$1,000	$1,014.11	$10.90	2.17%
Advisor Class
Actual	$1,000	$1,191.50	$6.34	1.16%
Hypothetical**	$1,000	$1,019.15	$5.84	1.16%
Class R
Actual	$1,000	$1,188.10	$9.55	1.75%
Hypothetical**	$1,000	$1,016.21	$8.80	1.75%
Class K
Actual	$1,000	$1,189.90	$7.86	1.44%
Hypothetical**	$1,000	$1,017.75	$7.24	1.44%
Class I
Actual	$1,000	$1,191.90	$5.74	1.05%
Hypothetical**	$1,000	$1,019.70	$5.29	1.05%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $126.0

1

All data are as of May 31, 2021. The Fund’s industry and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

“Other” industry type weightings represent 0.9% or less in the following industries: Electrical Components & Equipment, Highways & Railtracks, Hotels, Resorts & Cruise Lines, Integrated Telecommunication Services, Internet Services & Infrastructure, Leisure Facilities, Paper Products and Restaurants.

3	“Other” country weightings represent 0.9% or less in the following: Austria, Belgium, China, Finland, Mexico and New Zealand.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Prologis, Inc.	$6,954,917	5.5%

Mitsui Fudosan Co., Ltd.	3,659,352	2.9

Digital Realty Trust, Inc.	3,616,979	2.9

Simon Property Group, Inc.	3,542,212	2.8

Welltower, Inc.	3,194,175	2.5

Alexandria Real Estate Equities, Inc.	2,652,509	2.1

Essex Property Trust, Inc.	2,521,777	2.0

Sun Communities, Inc.	2,439,812	2.0

Sun Hung Kai Properties Ltd.	2,358,135	1.9

Medical Properties Trust, Inc.	2,053,490	1.6

	$32,993,358	26.2%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Real Estate – 92.6%
Diversified Real Estate Activities – 7.6%
Mitsubishi Estate Co., Ltd.	58,100	$953,147
Mitsui Fudosan Co., Ltd.	154,500	3,659,352
New World Development Co., Ltd.	257,250	1,398,297
Sumitomo Realty & Development Co., Ltd.	19,100	649,069
Sun Hung Kai Properties Ltd.	151,000	2,358,135
UOL Group Ltd.	109,500	614,054

		9,632,054

Diversified REITs – 8.4%
Alexander & Baldwin, Inc.	32,530	624,901
Broadstone Net Lease, Inc.	24,710	539,667
Cofinimmo SA	3,710	579,920
Daiwa House REIT Investment Corp.	448	1,224,253
Essential Properties Realty Trust, Inc.	57,590	1,474,304
Fibra Uno Administracion SA de CV	190,800	223,676
ICADE	7,720	694,125
Land Securities Group PLC	95,090	946,536
LondonMetric Property PLC	197,120	656,220
Merlin Properties Socimi SA	108,060	1,246,402
Nomura Real Estate Master Fund, Inc.	309	486,154
Stockland	522,920	1,883,495

		10,579,653

Health Care REITs – 6.6%
Medical Properties Trust, Inc.	97,000	2,053,490
Omega Healthcare Investors, Inc.	45,870	1,679,759
Physicians Realty Trust	75,509	1,368,978
Welltower, Inc.	42,720	3,194,175

		8,296,402

Hotel & Resort REITs – 2.4%
Apple Hospitality REIT, Inc.	44,580	707,485
Park Hotels & Resorts, Inc.(a)	55,650	1,156,963
RLJ Lodging Trust	72,090	1,108,023

		2,972,471

Industrial REITs – 13.7%
Americold Realty Trust	48,064	1,827,393
Ascendas Real Estate Investment Trust	321,900	707,643
Dream Industrial Real Estate Investment Trust	54,937	625,292
GLP J-Reit	520	883,908
Industrial & Infrastructure Fund Investment Corp.	357	638,534
Mitsui Fudosan Logistics Park, Inc.	123	631,250
Plymouth Industrial REIT, Inc.	16,993	325,246
Prologis, Inc.	59,020	6,954,917
Rexford Industrial Realty, Inc.	26,000	1,435,980

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Segro PLC	134,826	$1,993,616
STAG Industrial, Inc.	36,570	1,305,915

		17,329,694

Office REITs – 9.3%
Alexandria Real Estate Equities, Inc.	14,880	2,652,509
Allied Properties Real Estate Investment Trust	24,440	897,243
alstria office REIT-AG	52,190	955,585
Boston Properties, Inc.	14,330	1,684,635
Cousins Properties, Inc.	37,065	1,374,741
Daiwa Office Investment Corp.	82	576,665
Japan Prime Realty Investment Corp.	154	601,975
Kilroy Realty Corp.	16,650	1,168,996
Nippon Building Fund, Inc.	226	1,444,990
True North Commercial Real Estate Investment Trust	53,076	329,514

		11,686,853

Real Estate Development – 1.7%
CIFI Holdings Group Co., Ltd.	542,000	472,315
CK Asset Holdings Ltd.	123,500	840,832
Instone Real Estate Group AG(a)(b)(c)	28,165	891,274

		2,204,421

Real Estate Operating Companies – 8.8%
ADLER Group SA(a)(b)(c)	40,320	1,253,790
Aroundtown SA	170,950	1,441,889
CA Immobilien Anlagen AG	18,851	817,862
CTP NV(a)(c)	33,789	628,361
Fastighets AB Balder – Class B(a)	21,690	1,365,376
Hulic Co., Ltd.	51,600	581,797
Kojamo Oyj	30,200	691,205
LEG Immobilien SE	10,620	1,562,518
Shurgard Self Storage SA	10,240	488,248
Swire Properties Ltd.	221,800	668,644
TAG Immobilien AG	35,080	1,103,204
Wharf Real Estate Investment Co., Ltd.	82,000	496,312

		11,099,206

Residential REITs – 15.1%
American Campus Communities, Inc.	30,940	1,459,130
American Homes 4 Rent – Class A	46,110	1,755,408
Bluerock Residential Growth REIT, Inc.	23,820	231,292
Comforia Residential REIT, Inc.	197	605,871
Daiwa Securities Living Investments Corp.	647	656,655
Equity Residential	4,320	334,584
Essex Property Trust, Inc.	8,540	2,521,777
Independence Realty Trust, Inc.	83,823	1,431,697
Invitation Homes, Inc.	49,320	1,788,836

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Killam Apartment Real Estate Investment Trust	89,420	$1,402,681
Mid-America Apartment Communities, Inc.	12,260	1,970,182
Minto Apartment Real Estate Investment Trust(c)	34,080	607,095
Sun Communities, Inc.	14,573	2,439,812
UDR, Inc.	38,050	1,812,322

		19,017,342

Retail REITs – 10.9%
AEON REIT Investment Corp.	378	524,645
Brixmor Property Group, Inc.	74,260	1,686,445
CapitaLand Integrated Commercial Trust	693,460	1,073,655
Eurocommercial Properties NV(a)(b)	30,600	911,064
Link REIT	187,761	1,811,281
Mercialys SA	43,117	553,580
NETSTREIT Corp.	35,643	795,552
Simon Property Group, Inc.	27,568	3,542,212
SITE Centers Corp.	102,010	1,527,089
Vicinity Centres	1,085,353	1,321,033

		13,746,556

Specialized REITs – 8.1%
CubeSmart	39,150	1,714,378
Digital Realty Trust, Inc.	23,865	3,616,979
EPR Properties(a)	14,760	725,454
MGM Growth Properties LLC – Class A	35,380	1,269,081
National Storage Affiliates Trust	37,950	1,749,495
Safestore Holdings PLC	80,750	1,081,217

		10,156,604

		116,721,256

Materials – 2.3%
Construction Materials – 1.9%
Breedon Group PLC(a)	347,750	532,990
Buzzi Unicem SpA	30,800	873,242
Fletcher Building Ltd.	129,530	696,978
Grupo Cementos de Chihuahua SAB de CV	43,350	316,779

		2,419,989

Paper Products – 0.4%
Stora Enso Oyj – Class R	24,590	438,061

		2,858,050

Consumer Durables & Apparel – 1.3%
Homebuilding – 1.3%
Persimmon PLC	18,310	818,682
PulteGroup, Inc.	14,210	821,196

		1,639,878

16 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Services – 1.1%
Hotels, Resorts & Cruise Lines – 0.6%
Hilton Grand Vacations, Inc.(a)		15,688	$717,412

Leisure Facilities – 0.2%
Planet Fitness, Inc.(a)		3,930	309,566

Restaurants – 0.3%
Dine Brands Global, Inc.(a)		3,820	362,709

			1,389,687

Transportation – 0.8%
Highways & Railtracks – 0.8%
Transurban Group		100,757	1,080,906

Telecommunication Services – 0.5%
Integrated Telecommunication Services – 0.5%
Infrastrutture Wireless Italiane SpA(c)		56,760	635,678

Capital Goods – 0.3%
Electrical Components & Equipment – 0.3%
Vertiv Holdings Co.		15,980	396,624

Software & Services – 0.3%
Internet Services & Infrastructure – 0.3%
GDS Holdings Ltd. (ADR)(a)(b)		4,340	326,455

Total Common Stocks (cost $95,696,482)			125,048,534

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $627,450)		627,450	627,450

		Principal Amount (000)
Time Deposits – 0.4%
BBH, Grand Cayman
(1.70)%, 06/01/2021	CHF	10	11,095
(0.30)%, 06/01/2021	SEK	104	12,504
(0.20)%, 06/01/2021	AUD	11	8,122
(0.13)%, 06/01/2021	NOK	97	11,590
0.005%, 06/01/2021	SGD	33	24,936

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

0.01%, 06/01/2021	NZD	12	$8,333
0.02%, 06/01/2021	CAD	32	26,505
Citibank, London
(0.78)%, 06/01/2021	EUR	224	272,998
0.00%, 06/01/2021	GBP	3	4,961
Hong Kong & Shanghai Bank, Hong Kong 0.00%, 06/01/2021	HKD	237	30,515
Sumitomo, Tokyo (0.30)%, 06/01/2021	JPY	1,400	12,750

Total Time Deposits (cost $424,309)			424,309

Total Short-Term Investments (cost $1,051,759)			1,051,759

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $96,748,241)			126,100,293

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $430,171)		430,171	430,171

Total Investments – 100.4% (cost $97,178,412)			126,530,464
Other assets less liabilities – (0.4)%			(503,933)

Net Assets – 100.0%			$126,026,531

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,474	SEK	12,598	07/15/2021	$43,794
Bank of America, NA	EUR	2,299	USD	2,820	08/03/2021	13,337
Bank of America, NA	JPY	59,042	USD	541	08/19/2021	2,914
Barclays Bank PLC	CNY	5,095	USD	781	06/24/2021	(18,258)
BNP Paribas SA	USD	1,366	SGD	1,821	08/19/2021	10,764
Brown Brothers Harriman & Co.	GBP	729	USD	1,021	06/17/2021	(13,077)
Brown Brothers Harriman & Co.	USD	493	GBP	347	06/17/2021	(382)
Brown Brothers Harriman & Co.	USD	1,279	GBP	929	06/17/2021	39,199
Brown Brothers Harriman & Co.	MXN	8,685	USD	430	06/18/2021	(5,438)
Brown Brothers Harriman & Co.	USD	184	MXN	3,684	06/18/2021	591

18 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	USD	273	NOK	2,327	07/15/2021	$5,154
Brown Brothers Harriman & Co.	USD	308	SEK	2,563	07/15/2021	1,064
Brown Brothers Harriman & Co.	CAD	654	USD	527	07/16/2021	(13,894)
Brown Brothers Harriman & Co.	NZD	416	USD	301	07/29/2021	(583)
Brown Brothers Harriman & Co.	USD	450	CHF	410	08/05/2021	6,198
Brown Brothers Harriman & Co.	JPY	49,521	USD	455	08/19/2021	3,685
JPMorgan Chase Bank, NA	USD	939	CHF	844	08/05/2021	950
Morgan Stanley Capital Services LLC	JPY	69,227	USD	636	08/19/2021	5,464
Royal Bank of Scotland PLC	USD	245	CNH	1,582	06/24/2021	3,796

						$85,278

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, the aggregate market value of these securities amounted to $4,016,198 or 3.2% of net assets.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 19

STATEMENT OF ASSETS & LIABILITIES

May 31, 2021 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $96,120,791)	$125,472,843	(a)
Affiliated issuers (cost $1,057,621—including investment of cash collateral for securities loaned of $430,171)	1,057,621
Foreign currencies, at value (cost $30,330)	33,601
Receivable for investment securities sold	710,843
Unaffiliated dividends receivable	381,729
Unrealized appreciation on forward currency exchange contracts	136,910
Receivable for capital stock sold	55,878
Affiliated dividends receivable	7

Total assets	127,849,432

Liabilities
Payable for investment securities purchased	838,487
Payable for collateral received on securities loaned	430,171
Payable for capital stock redeemed	250,330
Advisory fee payable	54,080
Unrealized depreciation on forward currency exchange contracts	51,632
Administrative fee payable	34,268
Distribution fee payable	14,825
Transfer Agent fee payable	4,682
Accrued expenses and other liabilities	144,426

Total liabilities	1,822,901

Net Assets	$126,026,531

Composition of Net Assets
Capital stock, at par	$7,672
Additional paid-in capital	102,033,085
Distributable earnings	23,985,774

	$126,026,531

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$47,965,190	2,902,669	$16.52	*

C	$2,330,125	143,311	$16.26

Advisor	$45,898,650	2,807,463	$16.35

R	$4,866,918	299,523	$16.25

K	$9,023,632	551,146	$16.37

I	$15,942,016	967,743	$16.47

(a)	Includes securities on loan with a value of $1,322,617 (See Note E).

*	The maximum offering price per share for Class A shares was $17.25, which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $76,951)	$1,878,491
Affiliated issuers	28
Securities lending income	888	$1,879,407

Expenses
Advisory fee (see Note B)	324,386
Transfer agency—Class A	38,599
Transfer agency—Class C	2,036
Transfer agency—Advisor Class	37,700
Transfer agency—Class R	6,159
Transfer agency—Class K	8,124
Transfer agency—Class I	4,779
Distribution fee—Class A	55,792
Distribution fee—Class C	11,125
Distribution fee—Class R	11,845
Distribution fee—Class K	10,155
Custody and accounting	67,873
Registration fees	50,153
Administrative	40,070
Audit and tax	38,545
Printing	19,444
Legal	14,447
Directors’ fees	9,608
Miscellaneous	18,695

Total expenses	769,535
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(129)

Net expenses		769,406

Net investment income		1,110,001

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		5,508,410 (a)
Forward currency exchange contracts		(140,132)
Foreign currency transactions		12,884
Net change in unrealized appreciation/depreciation on:
Investments		14,085,608
Forward currency exchange contracts		150,301
Foreign currency denominated assets and liabilities		(2,681)

Net gain on investment and foreign currency transactions		19,614,390

Net Increase in Net Assets from Operations		$20,724,391

(a)	Net of foreign capital gains taxes of $1,573.

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,110,001	$2,020,921
Net realized gain (loss) on investment and foreign currency transactions	5,381,162	(7,546,569)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	14,233,228	(11,210,220)

Net increase (decrease) in net assets from operations	20,724,391	(16,735,868)
Distributions to Shareholders
Class A	(108,928)	(3,252,255)
Class C	(2,322)	(168,667)
Advisor Class	(150,153)	(3,130,569)
Class R	(7,298)	(340,552)
Class K	(18,173)	(576,699)
Class I	(52,835)	(968,490)
Capital Stock Transactions
Net decrease	(7,642,754)	(20,257,729)

Total increase (decrease)	12,741,928	(45,430,829)
Net Assets
Beginning of period	113,284,603	158,715,432

End of period	$126,026,531	$113,284,603

See notes to financial statements.

22 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Real Estate Investment Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calender month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calender month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

24 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2021:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$74,322,101		$42,399,155		$	– 0	–	$116,721,256
Materials	849,769		2,008,281			– 0	–	2,858,050
Consumer Durables & Apparel	821,196		818,682			– 0	–	1,639,878
Consumer Services	1,389,687		– 0	–		– 0	–	1,389,687
Transportation	– 0	–	1,080,906			– 0	–	1,080,906
Telecommunication Services	– 0	–	635,678			– 0	–	635,678
Capital Goods	396,624		– 0	–		– 0	–	396,624
Software & Services	326,455		– 0	–		– 0	–	326,455
Short-Term Investments:
Investment Companies	627,450		– 0	–		– 0	–	627,450
Time Deposits	– 0	–	424,309			– 0	–	424,309
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	430,171		– 0	–		– 0	–	430,171

Total Investments in Securities	79,163,453		47,367,011	†		– 0	–	126,530,464
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	– 0	–	136,910			– 0	–	136,910
Liabilities
Forward Currency Exchange Contracts	– 0	–	(51,632)			– 0	–	(51,632)

Total	$79,163,453		$47,452,289		$	– 0	–	$126,615,742

26 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2021, the reimbursement for such services amounted to $40,070.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or net-

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working services. Such compensation retained by ABIS amounted to $33,371 for the six months ended May 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $623 from the sale of Class A shares and received $87 and $10 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2021, such waiver amounted to $119.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,306	$10,290	$10,968	$628	$0	*
Government Money Market Portfolio**	1,932	9,920	11,422	430	0	*

Total				$1,058	$0	*

*	Amount is less than $500.

**	Investment of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding

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NOTES TO FINANCIAL STATEMENTS (continued)

company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,355,958, $381,843 and $161,530 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

There were no purchases or sales of U.S. government and government agency obligations for the six months ended May 31, 2021.

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$28,522,190		$35,546,675
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$30,477,538
Gross unrealized depreciation	(1,040,208)

Net unrealized appreciation	$29,437,330

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended May 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$136,910	Unrealized depreciation on forward currency exchange contracts	$51,632

Total		$136,910		$51,632

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(140,132)	$150,301

Total		$(140,132)	$150,301

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,897,880
Average principal amount of sale contracts	$7,398,366

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$60,045	$	– 0	–	$	– 0	–	$	– 0	–	$60,045
BNP Paribas SA	10,764		– 0	–		– 0	–		– 0	–	10,764
Brown Brothers Harriman & Co.	55,891		(33,374)			– 0	–		– 0	–	22,517
JPMorgan Chase Bank, NA.	950		– 0	–		– 0	–		– 0	–	950
Morgan Stanley Capital Services LLC	5,464		– 0	–		– 0	–		– 0	–	5,464
Royal Bank of Scotland PLC.	3,796		– 0	–		– 0	–		– 0	–	3,796

Total	$136,910		$(33,374)		$	– 0	–	$	– 0	–	$103,536	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$18,258	$	– 0	–	$	– 0	–	$	– 0	–	$18,258
Brown Brothers Harriman & Co.	33,374		(33,374)			– 0	–		– 0	–	– 0	–

Total	$51,632		$(33,374)		$	– 0	–	$	– 0	–	$18,258	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain

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NOTES TO FINANCIAL STATEMENTS (continued)

the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$1,322,617	$430,171	$914,965	$853	$35	$10

*	As of May 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class A
Shares sold	93,065	218,937	$1,402,558	$2,901,153

Shares issued in reinvestment of dividends and distributions	6,761	165,488	95,337	2,486,088

Shares converted from Class C	8,179	26,077	123,455	366,331

Shares redeemed	(250,719)	(1,242,887)	(3,767,675)	(16,192,025)

Net decrease	(142,714)	(832,385)	$(2,146,325)	$(10,438,453)

Class C
Shares sold	22,792	13,045	$326,214	$171,375

Shares issued in reinvestment of dividends and distributions	148	9,664	2,056	144,926

Shares converted to Class A	(8,298)	(26,385)	(123,455)	(366,331)

Shares redeemed	(18,917)	(68,340)	(277,119)	(861,757)

Net decrease	(4,275)	(72,016)	$(72,304)	$(911,787)

Advisor Class
Shares sold	255,266	738,010	$3,788,599	$9,804,532

Shares issued in reinvestment of dividends and distributions	7,471	149,241	104,706	2,209,935

Shares redeemed	(568,270)	(1,361,398)	(8,355,561)	(17,505,721)

Net decrease	(305,533)	(474,147)	$(4,462,256)	$(5,491,254)

Class R
Shares sold	30,223	82,382	$441,213	$1,089,659

Shares issued in reinvestment of dividends and distributions	526	22,926	7,298	340,549

Shares redeemed	(51,778)	(195,113)	(788,557)	(2,541,482)

Net decrease	(21,029)	(89,805)	$(340,046)	$(1,111,274)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class K
Shares sold	37,492	133,711	$564,766	$1,750,647

Shares issued in reinvestment of dividends and distributions	1,301	38,735	18,173	576,696

Shares redeemed	(32,141)	(323,900)	(476,059)	(4,215,044)

Net increase (decrease)	6,652	(151,454)	$106,880	$(1,887,701)

Class I
Shares sold	65,200	78,681	$969,710	$1,037,110

Shares issued in reinvestment of dividends and distributions	3,730	65,239	52,835	968,490

Shares redeemed	(119,702)	(185,448)	(1,751,248)	(2,422,860)

Net decrease	(50,772)	(41,528)	$(728,703)	$(417,260)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be

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NOTES TO FINANCIAL STATEMENTS (continued)

downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the

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Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$3,657,327	$4,043,084
Net long-term capital gains	4,779,905	– 0	–

Total taxable distributions paid	$8,437,232	$4,043,084

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$25,130
Accumulated capital and other losses	(7,942,486	)(a)
Unrealized appreciation/(depreciation)	11,518,451	(b)

Total accumulated earnings/(deficit)	$3,601,095

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $7,942,486.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $4,513,951 and a net long-term capital loss carryforward of $3,428,535, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 13.92	$ 16.20	$ 14.35	$ 15.15	$ 13.61	$ 13.95

Income From Investment Operations

Net investment income(a)(b)	.13	.21	.23	.29	.29	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.51	(1.64)	2.04	(.07)	1.60	(.12)

Net increase (decrease) in net asset value from operations	2.64	(1.43)	2.27	.22	1.89	.17

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.36)	(.42)	(1.02)	(.35)	(.51)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.04)	(.85)	(.42)	(1.02)	(.35)	(.51)

Net asset value, end of period	$ 16.52	$ 13.92	$ 16.20	$ 14.35	$ 15.15	$ 13.61

Total Return

Total investment return based on net asset value(c)*	18.98%	(9.19)%	16.23%	1.50%	14.12%	1.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$47,965	$42,385	$62,830	$59,281	$64,862	$70,984

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.41	%(d)	1.44%	1.38%	1.35%	1.33%	1.29%

Expenses, before waivers/reimbursements	1.41	%(d)	1.44%	1.38%	1.36%	1.33%	1.29%

Net investment income(b)	1.77	%(d)	1.55%	1.52%	2.04%	2.02%	2.04%

Portfolio turnover rate	24%	50%	56%	75%	78%	83%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 13.73	$ 16.02	$ 14.19	$ 14.99	$ 13.46	$ 13.80

Income From Investment Operations

Net investment income(a)(b)	.07	.11	.12	.18	.20	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.47	(1.63)	2.02	(.07)	1.55	(.11)

Net increase (decrease) in net asset value from operations	2.54	(1.52)	2.14	.11	1.75	.06

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.28)	(.31)	(.91)	(.22)	(.40)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.01)	(.77)	(.31)	(.91)	(.22)	(.40)

Net asset value, end of period	$ 16.26	$ 13.73	$ 16.02	$ 14.19	$ 14.99	$ 13.46

Total Return

Total investment return based on net asset value(c)*	18.55%	(9.87)%	15.35%	.73%	13.21%	.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,330	$2,026	$3,518	$4,445	$9,818	$21,627

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	2.17	%(d)	2.20%	2.13%	2.11%	2.08%	2.04%

Expenses, before waivers/reimbursements	2.17	%(d)	2.20%	2.13%	2.11%	2.09%	2.05%

Net investment income(b)	1.01	%(d)	.80%	.82%	1.28%	1.39%	1.22%

Portfolio turnover rate	24%	50%	56%	75%	78%	83%

See footnote summary on page 47.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 13.77	$ 16.03	$ 14.21	$ 15.01	$ 13.49	$ 13.83

Income From Investment Operations

Net investment income(a)(b)	.15	.24	.26	.32	.37	.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	(1.62)	2.02	(.06)	1.53	(.11)

Net increase (decrease) in net asset value from operations	2.63	(1.38)	2.28	.26	1.90	.21

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.39)	(.46)	(1.06)	(.38)	(.55)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.05)	(.88)	(.46)	(1.06)	(.38)	(.55)

Net asset value, end of period	$ 16.35	$ 13.77	$ 16.03	$ 14.21	$ 15.01	$ 13.49

Total Return

Total investment return based on net asset value(c)*	19.15%	(8.93)%	16.46%	1.79%	14.36%	1.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$45,899	$42,852	$57,515	$46,398	$51,605	$37,191

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.16	%(d)	1.19%	1.13%	1.10%	1.09%	1.03%

Expenses, before waivers/reimbursements	1.16	%(d)	1.19%	1.13%	1.11%	1.09%	1.03%

Net investment income(b)	2.03	%(d)	1.79%	1.73%	2.28%	2.56%	2.27%

Portfolio turnover rate	24%	50%	56%	75%	78%	83%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 13.70	$ 15.98	$ 14.17	$ 14.97	$ 13.45	$ 13.80

Income From Investment Operations

Net investment income(a)(b)	.11	.16	.18	.24	.26	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.46	(1.61)	2.01	(.07)	1.56	(.13)

Net increase (decrease) in net asset value from operations	2.57	(1.45)	2.19	.17	1.82	.11

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.34)	(.38)	(.97)	(.30)	(.46)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.02)	(.83)	(.38)	(.97)	(.30)	(.46)

Net asset value, end of period	$ 16.25	$ 13.70	$ 15.98	$ 14.17	$ 14.97	$ 13.45

Total Return

Total investment return based on net asset value(c)*	18.81%	(9.48)%	15.87%	1.20%	13.79%	.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,867	$4,391	$6,556	$6,786	$7,037	$8,654

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.75	%(d)	1.74%	1.70%	1.70%	1.61%	1.60%

Expenses, before waivers/reimbursements	1.75	%(d)	1.74%	1.70%	1.70%	1.61%	1.60%

Net investment income(b)	1.44	%(d)	1.24%	1.21%	1.68%	1.82%	1.72%

Portfolio turnover rate	24%	50%	56%	75%	78%	83%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 13.79	$ 16.06	$ 14.24	$ 15.04	$ 13.51	$ 13.85

Income From Investment Operations

Net investment income(a)(b)	.13	.21	.22	.28	.30	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	(1.62)	2.02	(.06)	1.57	(.11)

Net increase (decrease) in net asset value from operations	2.61	(1.41)	2.24	.22	1.87	.17

Less: Dividends and Distributions

Dividends from net investment income	(.03)	(.37)	(.42)	(1.02)	(.34)	(.51)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)	(.86)	(.42)	(1.02)	(.34)	(.51)

Net asset value, end of period	$ 16.37	$ 13.79	$ 16.06	$ 14.24	$ 15.04	$ 13.51

Total Return

Total investment return based on net asset value(c)*	18.99%	(9.17)%	16.13%	1.49%	14.12%	1.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,024	$7,508	$11,180	$9,379	$9,910	$9,530

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.44	%(d)	1.43%	1.39%	1.39%	1.35%	1.30%

Expenses, before waivers/reimbursements	1.44	%(d)	1.43%	1.39%	1.39%	1.35%	1.30%

Net investment income(b)	1.75	%(d)	1.59%	1.47%	1.96%	2.12%	2.02%

Portfolio turnover rate	24%	50%	56%	75%	78%	83%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 13.87	$ 16.15	$ 14.30	$ 15.10	$ 13.57	$ 13.91

Income From Investment Operations

Net investment income(a)(b)	.16	.25	.27	.33	.33	.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.49	(1.62)	2.04	(.06)	1.59	(.12)

Net increase (decrease) in net asset value from operations	2.65	(1.37)	2.31	.27	1.92	.21

Less: Dividends and Distributions

Dividends from net investment income	(.05)	(.42)	(.46)	(1.07)	(.39)	(.55)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.49)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.05)	(.91)	(.46)	(1.07)	(.39)	(.55)

Net asset value, end of period	$ 16.47	$ 13.87	$ 16.15	$ 14.30	$ 15.10	$ 13.57

Total Return

Total investment return based on net asset value(c)*	19.19%	(8.83)%	16.63%	1.85%	14.46%	1.47%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,942	$14,123	$17,116	$6,170	$4,598	$4,477

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.05	%(d)	1.04%	1.06%	1.04%	.98%	.95%

Expenses, before waivers/reimbursements	1.05	%(d)	1.04%	1.06%	1.04%	.98%	.95%

Net investment income(b)	2.15	%(d)	1.91%	1.78%	2.31%	2.31%	2.34%

Portfolio turnover rate	24%	50%	56%	75%	78%	83%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the year ended November 30, 2019 by 0.02%.

See notes to financial statements.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 47

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Eric J. Franco(2), Vice President Ajit D. Ketkar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global Real Estate Senior Investment Management Team. Messrs. Franco and Ketkar are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

48 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 49

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

50 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 51

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the

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Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 53

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

54 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES

abfunds.com	AB GLOBAL REAL ESTATE INVESTMENT FUND | 55

NOTES

56 | AB GLOBAL REAL ESTATE INVESTMENT FUND	abfunds.com

NOTES

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AB GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRE-0152-0521

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Real Estate Investment Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 27, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2021